SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement            / / Confidential, for Use of the
                                               Commission Only (as permitted by
/X/ Definitive Proxy Statement                 Rule 14a-6(e)(2) )

/ / Definitive Additional Materials

/ / Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MAVERICK TUBE CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statemnt, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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
                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                        Chesterfield, Missouri 63017-4800


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of:
MAVERICK TUBE CORPORATION


         The Annual Meeting of Stockholders of Maverick Tube Corporation (the "Company") will be held at the offices of Maverick Tube Corporation, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017-4800, on Monday, February 8, 1999 at 4:00 P.M., Central Standard Time, for the following purposes:

         1.  To elect seven (7) directors to serve until the next Annual Meeting
             of  Stockholders   and  until  their  successors  are  elected  and
             qualified;

         2. To consider and act upon a proposal to approve the Amendment of the Maverick Tube Corporation Director Stock Option Plan increasing the number of shares covered thereunder from 50,000 to 200,000; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on December 11, 1998, as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of stockholders for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the meeting at the offices of the Company, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017-4800.

         A copy of the Company's Annual Report for its fiscal year 1998 accompanies this Notice.

                                             By Order of the Board of Directors,
                                             /s/ Barry R. Pearl

                                             Barry R. Pearl
                                               Secretary


December 15, 1998
Chesterfield, Missouri


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                        Chesterfield, Missouri 63017-4800


                                 PROXY STATEMENT


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 8, 1999

         This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Maverick Tube Corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on February 8, 1999, or any adjournment thereof. Shares represented by properly executed proxies received in time for the Annual Meeting will be voted as directed by the stockholders and, if no directions are given, will be voted as follows: "FOR" the election of each of the seven persons named herein as nominees for directors of the Company, as set forth in ITEM 1 and as indicated in the enclosed form of proxy, and "FOR" the approval of the amendment of the Maverick Tube Corporation Director Stock Option Plan increasing the number of shares covered thereunder, as set forth in ITEM 2 and as indicated in the enclosed form of proxy.

         Stockholders who executed proxies may revoke them at any time before they are exercised by giving written notice to the Secretary of the Company. Any stockholder of record on the record date who attends the meeting may vote in person whether or not he or she has previously filed a proxy. This proxy statement and enclosed form of proxy are first being mailed to stockholders on or about December 15, 1998.

         Solicitation of proxies will be made primarily by mail. The cost of solicitation of proxies will be paid by the Company and will also include reimbursement paid to brokerage firms and others for their expenses of forwarding solicitation materials to their principals.

         On December 11, 1998, the record date of the determination of stockholders entitled to vote at the Annual Meeting, there were 15,437,474 shares of common stock, par value $.01 per share ("Common Stock"), of the Company outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of the stockholders. A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before this meeting and proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered as shares present for purposes of determining a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to any other matters, abstentions (including proxies which deny discretionary authority on any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) not voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of December 11, 1998 with respect to each person known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock of the Company:

          Name and Address of                Amount and Nature of                          Percent
           Beneficial Owner                  Beneficial Ownership                          of Class


Pilgram Baxter & Associates              Sole Voting:         975,100
825 Duportail Road                       Shared Voting:     1,134,700
Wayne, PA  19087                         Dispositive:       1,134,700                           7.35%

Nicholas-Applegate Capital Mgmt          Sole Voting:         753,600
600 West Broadway, 29th Floor            Shared Voting:         6,500
San Diego, Ca  92101                     Dispositive:         870,300                           5.64%

AMVESCAP, PLC                            Sole Voting:               0
11 Devonshire Square                     Shared Voting:       784,500
London EC2M 4YR                          Dispositive:         784,500                           5.08%
England


Management Ownership of the Company's Common Stock

         Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of December 11, 1998, the beneficial ownership of (1) each of the executive officers named in the Summary Compensation Table, (2) each present director and executive officer of the Company and (3) all present directors and executive officers as a group, of shares of the Company's Common Stock. The information has been furnished to the Company by the individuals named.

      Name of Individual or        Number of Shares Beneficially       Currently
        Number in Group                       Owned                  Exercisable           Percent of Class
                                                                     Options(1)
Gregg M. Eisenberg                           94,708                     -0-                        *

William E. Macaulay                          19,000 (2&3)              19,000                      *

David H. Kennedy                             19,000 (2)                19,000                      *

C. Robert Bunch                              17,400                     15,000                     *

C. Adams Moore                               11,000                     11,000                     *

Barry R. Pearl                               10,000                      -0-                       *

Charles O. Struckhoff                             0                      -0-                       *

T. Scott Evans                               28,286                     6,000                      *

Sudhakar Kanthamneni                         61,008                    50,000                      *

Wayne  P. Mang                                7,500                     7,500                      *

John M. Fox                                  13,500                     7,500                      *
All current directors and
executive officers as a group
(10 persons)                                281,402                    135,000                   1.82%
                                                                                        (of 15,437,474 shares)

*  Represents less than 1% of the class.


(1) Number of shares of Common Stock issuable upon the exercise of options which are presently exercisable or will first become exercisable within 60 days of December 11, 1998. Such shares are included in the number of shares of Common Stock indicated under the column captioned "Number of Shares Beneficially Owned" above.

(2) Excludes: (a) 300,000 shares of Common Stock owned by American Gas and Oil Investors, Limited Partnership ("AmGO") and (b) 200,000 shares of Common Stock owned by AmGO II, Limited Partnership, ("AmGO II"). First Reserve
     Corp. is the managing general partner of AmGO and AmGO II. William E. Macaulay and David H. Kennedy, each of whom is a director of the Company, serve as Chairman and Chief Executive Officer and Managing Director, respectively, of First Reserve Corp. Messrs. Macaulay and Kennedy disclaim beneficial ownership of these shares.

(3) Excludes: (a) 8,000 shares of Common Stock owned by the Anne R. Macaulay Trust 1; (b) 8,000 shares of Common Stock owned by the Elizabeth R. Macaulay Trust 1; and (c) 24,000 shares of Common Stock owned by Linda R. Macaulay, the wife of Mr. Macaulay. Mr. Macaulay disclaims beneficial ownership of these shares.


                          ITEM 1- ELECTION OF DIRECTORS

         The term of office of each of the seven current members of the Company's Board of Directors expires at the 1999 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote such proxies for the election of each of the seven nominees named below as directors of the Company to serve until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified. If any persons named below should become unavailable for election as a director, the holders of the proxies reserve the right to substitute another nominee of their choice. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE SEVEN NOMINEES NAMED BELOW.

         The following table sets forth information with respect to each nominee for election as a director, each of whom has agreed to serve if elected.


               PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING
                 PAST 5 YEARS AND OTHER DIRECTORSHIPS SERVED AS
                                                                                                        A
NAME                        AGE                                                                     DIRECTOR SINCE

Gregg M. Eisenberg           48     Chairman of the Board since February 1996; President,             1988
                                    Chief Executive Officer and a Director of the Company
                                    since 1988.

William E. Macaulay          53     Chairman and Chief Executive Officer of First Reserve             1987
                                    Corp. since 1983; Director of Weatherford, Inc.,
                                    National-Oilwell, Inc. and Cal Dive, Inc.

David H. Kennedy             49     Managing Director of First Reserve Corp. since 1986;              1996
                                    Director of Berkley Petroleum Corporation, Pursuit
                                    Resources, Inc., Best Pacific Resources, Inc. and Cal
                                    Dive International, Inc.

C. Robert Bunch              44     Partner, in the law firm of King & Pennington, L.L.P.             1991
                                    since 1997; Executive Vice President and Chief
                                    Operating Officer of Oyo Geospace Corporation (June
                                    1995-May 1996); Attorney, Scott, Douglass & Luton,
                                    L.L.P. (June 1994 - May 1995); President, Geo-Capital
                                    Resources, L.C. (July 1993 - May 1994); Senior Vice
                                    President of Siberian American Limited-Liability
                                    Company (June 1992-June 1993).

C. Adams Moore               65     Independent consultant in the steel distribution and              1996
                                    fabrication businesses since February 1992; Vice
                                    President of Sales of Bethlehem Steel Corporation and
                                    President of Bethlehem Steel Export Corporation (July
                                    1958 -February 1992); Director of Fisher Tank Company
                                    and Warren Fabricating Corporation.

Wayne  P. Mang               61     President & Chief Operating Officer Russel Metals                 1997
                                    (1964 - May 1997); President & Chief Executive
                                    Officer Metals Group of Federal Industries Ltd.
                                    (1982-1991); "Non-Executive" Chairman and Director of
                                    Laclede Steel Co., Director of International Trading
                                    Group and Associates Corporation.

John  M. Fox                 58     President, Chief Executive Officer since 1988 and a               1997
                                    member of the Board of Directors of Markwest
                                    Hydrocarbon, Inc. since 1996; Founder of Western Gas
                                    Resources, Inc. and Executive Vice President and
                                    Chief Operating Officer (1972 - 1986).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to the Company, the Company believes all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during fiscal 1998, except as follows:
Barry R. Pearl, Chief Financial Officer, failed to file one report on Form 3 when he became an officer of the Company, and William E. Macaulay, director, and David H. Kennedy, director, each failed to file one report on Form 5 to report the granting of options after the stockholders' meeting in February, 1998.

Board Committees

         The Board of Directors of the Company has established an Audit Committee currently consisting of Messrs. Kennedy (Chairman), Moore and Fox and a Compensation Committee currently consisting of Messrs. Bunch (Chairman), Moore and Mang. The purpose of the Audit Committee is to review the results and scope of the audit and services provided by the Company's independent auditors. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans.

         During the fiscal year ended September 30, 1998, the Board of Directors held four meetings, the Audit Committee held two meetings and the Compensation Committee held one meeting. During such fiscal year each incumbent director attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meetings held during the period by the Committees of the Board of Directors on which he served.

Compensation of Directors

         The Company pays an annual retainer of $20,000 to each non-employee director. In addition, the Company pays to each non-employee director for each Board of Directors meeting attended, and for each Committee meeting attended, compensation of $1,500 and $750, respectively. The Company also pays the ordinary and necessary out-of-pocket expenses incurred by non-employee directors to attend Board of Directors and Committee meetings. Pursuant to the Director Stock Option Plan, each "Eligible Director" will receive an annual grant of options to acquire 7,500 shares of Common Stock at an exercise price equal to the Fair Market Value of such shares at the time of grant. An "Eligible Director" is a director of the Company who is neither an employee of the Company nor a director or employee of an entity having the power to vote or dispose of ten percent (10%) or more of the outstanding Common Stock.

Compensation Committee Interlocks and Insider Participations

         No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer of the Company or any of its subsidiaries.

                             EXECUTIVE COMPENSATION

         The following table sets forth information relating to compensation paid to or accrued for the benefit of the Company's Chief Executive Officer, each of the three current executive officers of the Company and the prior Chief Financial Officer of the Company (together, the "named executive officers") for all services rendered in all capacities to the Company during each of the Company's last three completed fiscal years. No compensation was paid in the form of restricted stock awards, stock appreciation rights or payouts pursuant to long-term incentive plans during any of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                               Other                         All
                                        Fiscal                                Annual         Securities      Other
                                        Year                                Compensation(3) Underlying      Compen-
Name and Principal Position             Ended      Salary       Bonus($)(2)                  Options(#)   saton/$(4&5)
                                                   ($)(1)

Gregg M. Eisenberg                      1998       290,000           29,779     --                --           38,858
Chairman of the Board,                  1997       265,000          193,292     --                --           37,424
President and Chief                     1996       248,000          156,798     --            70,000           20,399
Executive Officer

Barry R. Pearl                          1998        47,596 (6)        4,811     --            80,000            --
Vice President -                        1997           N/A          N/A         N/A         N/A                N/A
Finance and Administration              1996           N/A          N/A         N/A         N/A                N/A
and Chief Financial Officer

T. Scott Evans                          1998       165,000           15,233     --                --           31,399
Vice President -                        1997       150,000          108,635     --                --           30,142
Commercial Operations                   1996       138,000           86,575     --            60,000           19,693

Sudhakar Kanthamneni                    1998       170,000           16,135     --                --           46,852
Vice President -                        1997       155,000          115,042     --                --           35,312
Manufacturing and Technology            1996       145,000           93,235     --            70,000           24,883

Charles O. Struckhoff                   1998        76,620 (7)        4,695     --                --           12,896
Vice President -                        1997       150,000          109,411     --                --           14,920
Finance and Administration              1996       138,000           87,330     --            60,000            4,643
and Chief Financial Officer


(1) Includes that portion of salary deferred at the named executive officer's election under the Maverick Tube Corporation Savings for Retirement Plan (the "Company 401(k) Plan").

(2) Executive officers of the Company may earn bonuses under the Company's Performance Bonus Plan (quarterly) and Profitability Bonus Plan (annually) if certain performance criteria, which are established annually, are met.

(3) Except as otherwise noted, other annual compensation paid or distributed to each of the named executive officers did not in any year exceed the lesser of $50,000 or 10% of his respective annual salary and bonus.

(4)  Includes  amounts  contributed  by the Company under the Company 401(k)
     Plan and  additional   compensation   deferred  under  the  Executive
     Deferred Compensation Plan established in fiscal 1996 for the benefit of certain executive officers. The Executive Deferred Compensation Plan provides for annual fixed deferred compensation awards (together with interest thereon) all of which are payable on the fifth anniversary of the first award, provided that the executive officer remains employed by the Company, or upon the executive officer's death or a change in control of the Company. During fiscal 1998, deferred
     compensation  awards of $15,000,  $15,000 and $30,000   were  made  to
     Messrs.   Eisenberg,   Evans  and   Kanthamneni, respectively.

(5) Includes additional amounts deferred under the Deferred Compensation Plan established in fiscal 1996 for the benefit of executive officers and certain key managers of the Company. The Deferred Compensation Plan was established in order to retain the services of and provide long term performance incentive to certain key employees of the Company. The awards are established annually based on performance and profitability goals and cannot exceed 6% of the participant's base salary.

(6) Barry R. Pearl joined the Company on June 15, 1998 and became Chief Financial Officer of the Company at that time. Accordingly, compensation information for the fiscal year 1998 relates only to the period Mr. Pearl was employed by the Company.

(7) Charles O. Struckhoff's retired from the Company on January 31, 1998. Accordingly, compensation information for fiscal year 1998 relates only to the 4 month period ending on Mr. Struckhoff's retirement date with the Company.

                                          OPTION GRANTS IN LAST FISCAL YEAR
          ________________________________Individual  Grants__________________________
                              Number of      % of Total                                       Potential  Realizable
                             Securities       Options                                          Value at  Assumed
                             Underlying      Granted to                                   Annual  Rates of
                               Options      Employees in   Exercise, or                     Stock Price  Appreciation
           Name              Granted (#)    Fiscal Year     Base Price      Expiration       for Option  Term (1)
                                                              ($/Sh)           Date               5%___         10%
                                                              ------           ----               --           ----

Gregg M. Eisenberg                0              0               0              0               0              0

Barry R. Pearl                80,000(2)         100%          11.375         6-15-08        $572,294       $1,450,306

T. Scott Evans                    0              0               0              0               0              0

Sudhakar Kanthamneni              0              0               0              0               0              0

Charles O. Struckhoff             0              0               0              0               0              0

(1) The potential realizable values shown illustrate the values that might be realized upon exercise of the option immediately prior to the expiration of its term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and therefore are not intended to forecast possible future appreciation, if any, of the  Company's  stock price.  Additionally,  these values do not
     take into consideration  certain provisions   of  the  option  which  could
     affect   value,   such  as  the nontransferability  or the  termination
     thereof  following  termination of employment.

(2) This option was granted on June 15, 1998 at which time the fair market value of the Company's Common Stock was $10.56. This option does not become exercisable until June 15, 2001, at which time it will become 100% exercisable. This option also becomes exercisable within 30 days of a Change of Control of the Company. See Employment Arrangements with Executive Officers.



                          AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES



                                                                       Number of                       Value
                                                                       Securities                        of
                                                                       Underlying                   Unexercised
                                                                      Unexercised                   In-the-Money
                                Shares                                  Options                       Options
                  Name        Acquired on    Value Realized                at                            at
                             Exercise (#)          ($)                   Fiscal                        Fiscal
                                                                      Year-End(#)             Year-End($)Exercisable/
                                                                      Exercisable/               Unexercisable (2)
                                                                   Unexercisable (1)


Gregg M. Eisenberg                --               --                       --/70,000                       --/$122,500

Barry R. Pearl                    --               --                       --/80,000                          --/--

T. Scott Evans                    --               --                  6,000/60,000                 $6,000/$93,750

Sudhakar Kanthamneni              --               --                50,000/70,000                $47,915/$122,500

Charles O. Struckhoff             --               --                    --/--                         --/--

(1) Effective August 29, 1997, the Compensation Committee of the Board of Directors removed the exercise restriction with respect to certain options granted in 1995 which made them immediately exercisable.

(2) Represents the market value of the underlying Common Stock at the close of business on September 30, 1998, less the aggregate exercise price.

Employment Arrangements with Executive Officers

         Other than the employment agreement with Mr. Pearl discussed below, the Company is not a party to any employment agreements with its officers or employees. The Company has entered into Severance Agreements with each of the named executive officers (other than Mr. Struckhoff) providing for severance pay upon the involuntary termination of such named executive officer (other than for cause) of an amount equal to one-half of such executive officer's then base annual salary. Such Severance Agreements also provide for severance pay to the named executive officer if, within 30 months following a "Change of Control" of the Company, the employment of such named executive officer with the Company (or its successor) is terminated by the Company (or its successor) other than for cause or is terminated by the named executive officer for "good reason." In such event, such executive shall be entitled to a lump-sum severance payment equal to two and one-half times the sum of (i) his then base salary, and (ii) the value of his bonus under the Company's Performance Bonus Plan, assuming that the specified performance criteria for the year in question had been met. Additionally, the executive will be entitled to the continuation of certain benefits (such as health, life and disability insurance) for such 30 month period, and a "gross-up" payment in respect of "excess parachute payments", if any, resulting from payments under the Severance Agreement. A "Change of Control" is defined in the Severance Agreements to mean generally the occurrence of certain events which result in the acquisition by an entity, or group of entities acting in concert, of more than thirty-five percent (35%) of the outstanding Common Stock. The term "good reason" is defined in the Severance Agreements to mean generally a significant reduction of the duties or salaries, a required relocation of the named executive officer, the occurrence of certain breaches of the agreement by the Company or determination of the executive officer that the business philosophy or policies of the Company or its successor are not compatible with those of the executive officer. Additionally, the option agreements with each of the named executive officers (other than Mr. Struckhoff) with respect to options granted in November, 1995 and September, 1996 under the Maverick Tube Corporation 1994 and 1990 Stock Option Plans respectively, and pursuant to Mr. Pearl's employment agreement, shall become exercisable immediately upon the occurrence of certain events which would result in a Change of Control.

         In connection with its employment of Barry R. Pearl, the Company entered into an employment agreement with Mr. Pearl providing for (i) a base salary of $165,000 per year subject to upward adjustments by the Board, and (ii) the participation by Mr. Pearl in the Company's bonus, incentive compensation and similar programs generally available to the executive officers of the Company, currently consisting of the Company's "Performance Bonus Plan," (earned on a quarterly basis) and its "Profitability Bonus Plan," (earned on an annual basis) each of which are performance based bonus programs whereby the amount of bonus is determined by reference to specified criteria which is established in advance. In addition, Mr. Pearl was granted an option to purchase 80,000 shares of Common Stock under the Company's 1994 Stock Option Plan at an option price equal to the closing price of the Common Stock on the NASDAQ stock market on the day immediately preceding the grant thereof. Such option is exercisable by Mr. Pearl, in whole or in part, at any time on or after June 15, 2001 and ending on June 15, 2008 (its expiration date). Mr. Pearl's employment may be terminated by the Company for cause (as defined in the employment agreement) or without cause. If his employment is terminated for cause or if Mr. Pearl resigns, his salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. Pearl without cause, Mr. Pearl is entitled to receive a lump sum payment equal to his then current base salary and his bonus through the date of such termination, on a pro rata basis. Mr. Pearl's employment agreement also requires that he refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in activities which would be competitive with the Company to any significant extent at any time during his employment or for a period of one year from the date of any termination of his employment with the Company.


Certain Relationships and Related Transactions

         Certain funds managed by First Reserve Corp. hold a substantial minority equity interest in National-Oilwell, Inc. ("National-Oilwell') a significant customer of the Company. William E. Macaulay, a director of the Company is also a director of National Oilwell. In fiscal 1998, National Oilwell accounted for 14 percent of the Company's net sales, and was the largest single customer of the Company during that 12-month period.

         In connection with his relocation to the St. Louis area, the Company has loaned to Barry R. Pearl, Chief Financial Officer of the Company, pending the sale of his former residence, the amount of $370,000 on an interest free basis. The loan is to be repaid in full on the earlier to occur of: (i) the sale of Mr. Pearl's former residence; or (ii) June 10, 1999.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is committed to providing a comprehensive compensation package designed to attract and retain quality executive officers, instill a long-term commitment to the Company and insure that the interests of management and the Company's stockholders are aligned. With this in mind, the Compensation Committee's principal objective is to link executive compensation to corporate performance. However, the Committee also considers progress on strategic and other qualitative goals when determining base salaries of the Company's executive officers. The Committee's compensation policies include the following:

         * establishing compensation levels competitive with those of similar-size manufacturing companies;

         * balancing short-term and long-term goals and performance of the Company and its executive officers; and

          * providing executive officers with opportunities to build capital value through stock options.

         Given the Compensation Committee's policies, the executive officers' compensation package primarily includes three elements: (1) base salary; (2) cash bonuses; and (3) stock options.

Base Salaries

                  Base salaries for executive officers are initially  determined
       by  evaluating  the   responsibilities  of  the  position  held  and  the
       experience of the individual, and by referring to the relevant competitive marketplace for executive management, which includes a comparison to a self-selected group of other manufacturing companies of a size similar to that of the Company. The comparative group is not limited to companies which comprise the published industry index or peer group shown in the Company's stock performance graph presented below. Rather, the Compensation Committee believes that the relevant marketplace for executive management is broader than that represented by other companies in such industry. The base salary for each of the executive officers is targeted generally at or below the mid-point within the comparative group. When determining base salary, the Compensation Committee also takes into account other aspects of the entire compensation package afforded by the Company to the individual officer, which include Company matching contributions under the Company 401(k) Plan, incentive compensation programs, deferred compensation and certain perquisites.

                  Base salaries are reviewed annually and adjusted after considering executive officer salaries of the comparative group (as discussed previously), the Company's performance for the year, the individual executive's contribution to that performance, achievement on individual performance objectives and years of service with the Company. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers. In reviewing base salaries of the executive officers other than the Chief Executive Officer, the Compensation Committee also takes into account the views of Gregg M. Eisenberg, Chairman, President and Chief Executive Officer, whose views typically are subjective, such as his perception of the individual's performance, the importance of his role and functional responsibilities to the overall well-being of the Company and any planned changes in functional responsibilities.

                  In determining Mr. Eisenberg's base salary for fiscal 1999, the Compensation Committee considered several factors relating to the Company's financial and operating performance during fiscal 1998. Such factors, to which the Committee did not attribute specific values or weights, included (i) the Company's achievement of its second best financial results, ever, in fiscal 1998, despite the negative impact of market conditions, which included the effects of reduced land based drilling and increased import and customer inventory competition, (ii) a 20% growth in the Company's industrial products segment and (iii) the completion of the Company's acquisition of its new cold drawn product facilities. Based on these considerations, the Compensation Committee set Mr. Eisenberg's base salary for fiscal 1999 at $302,000, which reflects a 4.2% increase over fiscal 1998. Mr. Eisenberg was also awarded deferred cash compensation of $15,000 during fiscal 1998 under the Company's Deferred Compensation Program.

    Bonuses

                  The Company's executive officers are eligible for quarterly cash bonuses under the terms of the Company's Performance Bonus Plan, not to exceed 15% of base salary, based on the achievement of specified objective criteria related to, among other things, sales and manufacturing results. In 1998, the specified criteria were attained and Mr. Eisenberg and the other executive officers received quarterly cash bonuses.

         The Company's executive officers are also eligible for annual cash bonuses, under the terms of the Company's Profitability Bonus Plan. Under such Plan, the Compensation Committee establishes bonuses as a percentage of base salary, which for fiscal 1998 was limited to 60% of base salary in the case of the Company's executive officers. The criteria for annual bonuses in fiscal 1998 was the achievement by the Company of a specified earnings per share target and the achievement of certain other performance goals. In fiscal 1998, the specified earning per share target was not met by the Company and no annual bonus payments were made to the Company's executives.

 Stock Options

                  The granting of stock options is a key part of the Company's overall compensation program designed to provide its executive officers and other key employees with incentives to maximize the Company's long-term financial performance and align their interests with those of the Company's shareholders.

                  In determining whether and how many options should be granted, the Committee may consider the seniority of and the amount of Common Stock already held by each of the executive officers and such other factors as it deems appropriate. However, the Compensation Committee has not established target awards governing the receipt, timing or size of option grants under the Stock Option Plans. Thus, determinations by the Compensation Committee with respect to the granting of stock options are subjective in nature. In fiscal 1998, no options were granted by the Compensation Committee to the Company's executive officers, other than to Mr. Pearl, who, pursuant to his employment agreement entered into in connection with his employment by the Company in June, 1998, received an option for 80,000 shares of the Company's Common Stock at an exercise price of $11.375.

                                                         Respectfully submitted,

                                                   COMPENSATION COMMITTEE OF THE
                                                   BOARD OF DIRECTORS OF
                                                   MAVERICK TUBE CORPORATION

                                                   C. Robert Bunch, Chairman
                                                   C. Adams Moore, Member
                                                   Wayne P. Mang, Member

                                STOCK PERFORMANCE

          Set forth below is a line graph comparing the cumulative total shareholder return since October 1, 1993 through September 30, 1998 on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market - U.S., the Dow Jones Oilfield and Equipment Services-Other Index and the Company's peer group selected by the Company. Included in the Company's peer group is its direct public competitors whose main operations are the manufacturing of tubular products and are Lone Star Steel Co., NS Group, Inc. Co. and Prudential Steel, Ltd.


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG MAVERICK TUBE CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE DOW JONES OTHER OILFIELD EQUIPMENT
                       & SERVICES INDEX AND A PEER GROUP
Measurement Period       Maverick Tube       NASDAQ Stock               Dow Jones Oilfield               Peer
(fiscal Year Covered)     Corporation     Market - U.S. Index        Equipment & Services Index          Group
FYE 9/30/93                  100                  100                           100                      100
FYE 9/30/94                   70.43               100.83                         86.51                    67
FYE 9/30/95                   55.65               139.28                        103.75                    72.55
FYE 9/30/96                   97.39               165.24                        137.57                   105.89
FYE 9/30/97                  573.91               226.81                        251.85                   465.55
FYE 9/30/98                   95.65               231.84                        152.38                   106.51

    ITEM 2 - APPROVAL OF THE AMENDMENT OF THE MAVERICK TUBE CORPORATION DIRECTOR STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES COVERED
                                   THEREUNDER

     On October 22, 1996, the Board of Directors of the Company unanimously adopted a resolution authorizing the adoption of an amendment (the "Amendment") to the Maverick Tube Corporation Director Stock Option Plan (the "Plan") to increase the number of authorized shares of Common Stock of the Company eligible to be issued under such Plan, having a par value of $0.01 per share, from 50,000 to 200,000 (as adjusted for the two-for-one stock split effective August 8, 1997). To comply with the listing requirements of the NASDAQ Stock Market (on which the Company's shares are traded), it is necessary that the Amendment be approved by the stockholders of the Company. The vote required to approve the Amendment is a majority of the shares of Common Stock present, in person or by Proxy, and voting at the Annual Meeting. If stockholders approve the Amendment, the Company will promptly apply to the NASDAQ Stock Market for the listing of the additional shares of the Company's Common Stock. Currently, options to acquire 82,500 total shares of Common Stock have been granted, of which 37,500 shares were covered by options granted during fiscal 1997. The purpose of the Amendment is to enable the Company to continue to provide incentive to qualified persons who are otherwise unaffiliated with the Company to become and remain directors of the Company, and to encourage ownership of the Company's Common Stock by such persons. The Board of Directors believes the Plan will directly promote the interests of the Company and its stockholders because the incentives and rewards made available to the outside directors thereunder would be directly related to the share value of the Company's Common Stock. The Plan provides for the automatic yearly grant, on the first business day after the annual meeting of stockholders, to each non-employee director of nonqualified stock options to acquire 7,500 shares of the Company's Common Stock. A non-employee director is a director of the Company who is not an officer or employee of the Company or of any subsidiary thereof and who is not a director, officer or employee of a corporation, partnership, trust or other entity that is a beneficial owner (as defined in Section 13(d)(3) of the Securities Act of 1933, as amended) of ten percent or more of the Common Stock of the Company. Options granted under the Plan are exercisable at a price equal to the fair market value of the Company's Common Stock on the date of the grant, and are exercisable at any time after six months from the date of grant until the earlier of the date the director ceases to be a director for any reason or five years. Director stock options will survive for a limited period of time if the director ceases to be a director due to his or her death, disability or normal retirement from the Board of Directors.

         The Board of Directors may amend or revise the Plan, or the term of any option granted thereunder, without stockholder approval unless such amendment or revision would require stockholder approval to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or as may otherwise be required by the market on which the Company's Common Stock is traded. No amendment, revision or termination of the Plan shall impair the rights or obligations of any options previously granted without the consent of the optionee. No option may be granted under the Plan more than five years after the effective date, which was November 16, 1994.

         The market value of the Company's Common Stock, as of December 11, 1998, was $5.375. Currently, six of the Company's seven directors qualify as non-employee directors and thus participate in the Plan.

         No income will be generally recognized upon the grant of an option under the Plan. As a non-qualified option, the exercise thereof is a taxable event which requires the optionee to recognize ordinary income in an amount equal to the difference between the then fair market value of the shares and the exercise price, and the Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of income taxable to the optionee upon the exercise of the option.

         The Board of Directors believes the adoption of the Amendment is in the best interests of the Company and its stockholders and, accordingly, recommends a vote FOR this proposal, which is ITEM 2 on the proxy card. Proxies received in response to the Board's solicitation will be voted "FOR" approval of the Amendment if no specific instructions are included thereon for Item 2.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP, the Company's independent public accountants for the fiscal year ended September 30, 1998, has been selected as the Company's independent public accountants for the fiscal year ending September 30, 1999. Representatives of Ernst & Young LLP are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

         Under the By-laws of the Company, any stockholder who wishes to bring a matter before the annual meeting of stockholders must deliver a written notice to the Secretary of the Company not less than 45 days nor more than 90 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, provided the actual date of the annual meeting of stockholders is within 30 days of the anniversary date of the prior year's annual meeting. The written notice must contain the name and record address of the stockholder submitting the proposal, a brief description of the proposal sought to be raised at the meeting, the number of shares of Company stock beneficially owned by the proposing stockholder and certain other information specified in the By-laws. Failure to comply with this advance notice requirement will preclude the stockholder from submitting the proposal to the meeting. For the 2000 Annual Meeting of Stockholders, such written notice must be given not later than October 31, 1999, and not earlier than September 16, 1999. In addition, under the SEC's proxy rules, if a stockholder wishes to bring a matter before the annual meeting of stockholders but does not provide written notice of the proposal to the Company at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by the Company's designated proxies in their discretion on such matter (if the matter is allowed to be brought before the meeting, consistent with the Company's By-laws described above), regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Thus, any stockholder who wishes to submit a proposal at the 2000 Annual Meeting of Stockholders and also wishes to avoid the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before October 31, 1999.

         Under the SEC's proxy rules, any stockholder proposal to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company's Secretary at the Company's principal executive offices not later than August 17, 1999, for inclusion in the Board of Director's Proxy Statement and form of proxy related to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of Common Stock owned by him of record or beneficially and the date on which he acquired such shares. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. All such proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

         A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR ITS FISCAL YEAR 1998 ACCOMPANIES THIS PROXY STATEMENT.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO MAVERICK TUBE CORPORATION, 16401 SWINGLEY RIDGE ROAD, SEVENTH FLOOR, CHESTERFIELD, MISSOURI 63017-4800; ATTN.:
SECRETARY

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                 OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                                          By Order of the
                                                          Board of Directors,

                                                          /s/ Barry R. Pearl


                                                          BARRY R. PEARL
                                                            Secretary




                  APPENDIX TO MAVERICK'S 1999 PROXY STATEMENT

          1999 Proxy Card

          Maverick Tube Corporation Director Stock Option Plan

          First Amendment to the Maverick Tube Corporation Director Stock Option Plan

(FRONT OF PROXY CARD)
                           MAVERICK TUBE CORPORATION
               This Proxy is Solicited By the Board of Directors
           For the Annual Meeting of Stockholders - February 8, 1999

The undersigned hereby appoints GREGG M. EISENBERG and BARRY R. PEARL, and each of them the attorneys and proxies of the undersigned, with full power of substi-tution, to vote on behalf of the undersigned all of the shares of stock of MAVERICK TUBE CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Maverick Tube Corporation, 16401 Swingley Ridge Road, Chesterfield, Missouri 63017-4800 at 4:00 P.M., Central Standard time on Monday, February 8, 1999, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock, and the undersigned authorizes and instructs said proxies to vote as follows:

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on reverse side.)


(BACK OF PROXY CARD)
                           MAVERICK TUBE CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1. Election of Directors, Nominees: Gregg M. Eisenberg,   For  Withhold  For All
   William E. Macaulay, C. Robert Bunch, C. Adams Moore,  All    All      Except
   David H. Kennedy, Wayne P. Mang and John M.Fox.
   ____________________________________________________   / /     / /       / /
   (Except nominees written above)

2. Proposal to approve the Amendment of the Maverick
   Tube Corporation Director Stock Option Plan            For   Against  Abstain
   increasing the number of shares covered thereunder
   from 50,000 to 200,000.                               / /      / /       / /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and all adjournments thereof.



Dated:_____________________________________________________,19_____
Signature(s)_______________________________________________________
___________________________________________________________________
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

                            Maverick Tube Corporation
                           Director Stock Option Plan

Section 1.        Establishment and Purpose                                   1

Section 2.        Definitions                                                 1

Section 3.        Administration                                              3

Section 4.        Shares Subject to the Plan                                  3

Section 5.        Granting of Options                                         3

Section 6.        Terms of Options                                            4

Section 7.        No Right to Remain a Director                               4

Section 8.        Exercise of Options                                         4

Section 9.        General Provisions                                          5

Section 10.       Adjustment  Provisions                                      5

Section 11.       Duration, Amendment and Termination                         7

Section 12.       Stockholder Approval                                        7

Section 13.       Miscellaneous                                               7

                            Maverick Tube Corporation
                           Director Stock Option Plan

                      SECTION 1. Establishment and Purpose

         Maverick Tube Corporation (the "Company") hereby establishes a stock option plan to be named the Maverick Tube Corporation Director Stock Option Plan. The purpose of the Plan is to provide (i) further inducement to qualified persons to become and remain Eligible Directors of the Company, and (ii) additional incentive to Eligible Directors of the Company by encouraging them to acquire shares of Stock upon the exercise of the Options granted hereunder in return for services rendered by them to the Company, thereby increasing such Eligible Directors' proprietary interest in the business of the Company. Options granted under the Plan will not be incentive stock options within the meaning of
Section 422 of the Code.

                             SECTION 2. Definitions

         (a) Act means the Securities Exchange Act of 1934, as amended from time to time.

         (b) Administrator means the person, board of directors, committee or entity performing the functions of the administrator of the Plan as provided for herein, as designated by the Board from time to time and, in absence of such designation, the Board shall be the Administrator.

         (c)    Board means the Board of Directors of the Company.

         (d) Code means the Internal Revenue Code of 1986, as amended and in effect from time to time.

         (e)    Company  means   Maverick  Tube   Corporation,   a  corporation
                organized and existing under the laws of the State of Delaware.

         (f) Eligible Director means, at any given time, a director of the Company who is not an officer or employee of the Company or of any subsidiary thereof and who is not a director, officer or employee of a corporation, partnership, trust or other entity that is a beneficial owner (as defined in Section 13 (d)(3) of the Act) of ten percent or more of the Stock of the Company.

         (g) Fair Market Value means, with respect to a share of stock, for any particular date, the following: (i) if the Stock is listed for trading on a national or regional stock exchange or is included on the NASDAQ National Market or Small-Cap Market, the closing selling price quoted on such exchange or in such market which is published in the Wall Street Journal for the trading day immediately preceding such date, or if no trade of the Stock shall have been reported for that day, the closing selling price quoted on such exchange or in such market which is published in the Wall Street Journal for the next day prior thereto on which a trade of stock was reported; or (ii) if the Stock is not so listed, admitted to trading, or included in such market, the average of the highest reported bid and lowest reported asked prices as quoted in the "pink sheets" published by the National Daily Quotation Bureau for the first day immediately preceding such date on which the Stock is traded. If the Stock is not listed or admitted to trading on any exchange, or included or quoted in the "pink sheets," the "Fair Market Value" of a share of Stock shall be determined by the Board in good faith using any fair and reasonable means selected in its discretion.

         (h)   Option means an option granted under this plan to acquire Stock.

         (i)   Optionee means the person to whom an option is granted.

         (j) Option Agreement means the agreement between the Company and an Optionee setting forth the terms and provisions of an option.

         (k) Option Date means the date as of which an Option is granted, which shall be the first business day after the 1995 annual meeting of stockholders of the Company and the first business day after each subsequent annual meeting of the stockholders of the Company.

         (l) Period of Excercisability means the period during which an Option may be exercised as determined under Section 6 of this Plan.

         (m)   Plan means the Maverick Tube Corporation Director Stock Option
               Plan.

         (n)   Post-Death     Representative(s)    means    the    executor(s),
               administrator(s) or personal representative(s) of the optionee's estate or the person or person(s) to whom the optionee's rights under his or her Option pass by the Optionee's will or the laws of descent and distribution.

         (o) Rule 16b-3 means Ruble 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time, or any successor rule.

         (p) Stock means authorized and unissued shares of $0.01 par value common stock of the Company or shares reacquired by the Company held in its treasury.

                            Section 3. Administration

         The Plan is intended to be a "formula award" plan under Rule 16b-3. The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees, as the Administrator may deem appropriate to implement or interpret the provisions of the Plan or to exercise any authority, discretion or power explicitly or implicitly granted to the Administrator under the Plan; provided however, that no such rules or actions may be inconsistent with the provisions of the Plan or Rule 16b-3. The Administrator may make rules or take action pursuant to this Section by any appropriate means.

                      Section 4. Shares Subject to the Plan

         (a) Subject to the provisions of Section 10 hereof, a maximum of 25,000 shares of Stock may be issued pursuant to the exercise of options granted under the Plan.

         (b) At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to the total number of shares then issuable pursuant to all such Option grants which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.

         (c) If an Option terminates, in whole or in part, by expiration or for any reason other than exercise of such Option, the shares previously reserved for issuance upon grant of the Option shall again be available for issuance as if such shares had never been subject to an Option.

                        Section 5. Granting of an Option

         (a) Each person who is an Eligible Director on an Option Date (commencing on the Option Date for 1995) shall receive an Option to acquire 2,000 shares of Stock at a per share purchase price equal to the Fair Market Value of the Stock on the Option Date. In each subsequent year, each person who is an Eligible Director on the Option Date shall receive Options to acquire 2,000 shares to Stock at a per share purchase price equal to the per share Fair Market Value of the Stock on the Option Date.

         (b) All options granted under the Plan shall be granted as of an Option Date. Promptly after each Option Date, the Company shall notify the Optionee of the grant of the Option, and shall hand deliver or mail to the Optionee an Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute and return the Option Agreement within thirty days after the Option Date. If the optionee shall fail to execute and return the Option Agreement within said thirty-day period, his or her Option shall be automatically terminated, except that if the
             Optionee dies within said thirty-day  period,   such  Option
             Agreement   shall  be  effective notwithstanding the fact that it
             has not been signed prior to death.

                           Section 6. Terms of Options

         Notwithstanding any other provision of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

         (a) The option price for each share of Stock covered by an Option shall be an amount equal to 100 percent of the Fair Market Value of a share of Stock on the Option Date of such Option.

         (b) The Option shall not be transferable by the Optionee other than by will or be the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the code or the regulations thereunder. The designation of a beneficiary does not constitute a transfer. The option shall be exercisable during the Optionee's lifetime only by the Optionee.

         (c) the Option shall be exercisable, in whole or in part, at any time and from time to time on or after the date which is six months after the Option Date and before its expiration, which shall occur upon the earlier of (I) the date on which an Optionee ceases to hold office as a director of the company for any reason other than retirement, death or disability, (ii) the date that is three months after the effective date of the Optionee's retirement from service on the Board, (iii) the date that is one year after the date on which the Optionee's service on the Board ceases due to death or disability, (iv) the date on which the Optionee
              ceases  to  qualify  as an  Eligible Director   for  any  reason
              other  than   retirement,   death  or disability, and (v) the
              fifth anniversary of the Option Date.

         (d) An option may be exercised only during the period of Exercisability determined under Section 6(c) hereof.

                    Section 7. No Right to Remain a Director.

         The grant of an Option shall not create any right in any person to remain as a director of the Company.

                         Section 8. Exercise of Options.

         (a) An Option may be exercised in whole or in part during the Period of Exercisability, except as otherwise may be provided in the Option Agreement, by giving written notice to the Company stating the number of shares of Stock for which the Option is being exercised, accompanied by payment in full of the aggregate purchase price for the shares of Stock being purchased. Payment of the aggregate purchase price for the shares of Stock may be made (i) in cash for the full amount of such purchase price, (ii) by delivery to the Company of certificates representing shares of Stock owned by the Optionee for longer than six months and registered in the Optionee's name, having a Fair Market Value as of the date of exercise and tender equal to the full amount of such purchase price, or (iii) a combination of (i) and (ii) which collectively equals the full amount of such purchase price.

         (b) An Optionee shall have none of the rights of a stockholder with respect to shares of Stock subject to an Option until shares of Stock are issued to him or her upon the exercise of such option.

                         Section 9. General Provisions.

         The Company shall not be required to issue or deliver any certificate for shares of Stock to an Optionee upon the exercise of an Option prior to:

         (a) (i) if requested by the Company, the filing with the company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it was his or her then present intention to acquire such shares for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares of Stock under any state or federal securities laws or rulings or regulations of any governmental regulatory body which the company shall determine to be necessary or advisable; and

         (b) the obtaining of any other consent, approval or permit from any state or Federal governmental agency which the Administrator may , in its sole and absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                       Section 10. Adjustment Provisions.

         The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment recapitalization, reorganization or other change in the Company's capital structure of its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company for any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         The shares with respect to which Options may be granted are shares of Stock as presently constituted. If, however, the outstanding shares of Stock are subdivided or consolidated, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares of other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in Section 4 hereof, and the shares of Stock subject to issuance under outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Administrator. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

         Notwithstanding anything to the contrary contained in this Section 10, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation (or, in the case of a three-party merger where the Company, while the surviving corporation, becomes a subsidiary of another corporation), or upon a sale of substantially all of the assets of the Company, then the Plan shall terminate on the date and any Options granted under the Plan shall terminate on the date before the consummation of the transaction, and the Administrator shall have the right, but shall not be obligated, to accelerate the time in which any Option may be exercised prior to such termination, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Options previously granted, or the substitution for such Options with new options to purchase the stock of a successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and the option price, in which event the Plan and Options previously granted shall continue in the manner and under the terms so provided; provided, however, that the Administrator and the Board shall have the authority to amend this Section to require that a successor assume all obligations under any outstanding Options.

         Adjustments under this Section 10 shall be made by the Administrator, and any determination of the Administrator as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

         Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefre, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options therefore granted or the purchase price per share with respect to outstanding Options.

                Section 11. Duration, Amendment and Termination.

         (a) The Board may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that no amendment requiring shareholder approval in order to meet the requirements of Rule 16b-3 shall be effective unless such shareholder approval is obtained, and provided further that the provisions relating to eligible persons, the amount and price of awards and the timing of awards may not be amended more than once every six months except to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, or the rules thereunder.

         (b) The period during which Options may be granted under the Plan shall terminate on November 16, 1999, unless the Plan earlier shall have been terminated as provided above.

                        Section 12. Stockholder Approval.

         The Plan became effective on November 16, 1994, subject to approval by the stockholders of the Company at its annual meeting to be held on or about February 10, 1995, or any adjournment thereof.

                            Section 13. Miscellaneous

         (a) Optionee shall have no rights as a stockholder with respect to shares issuable upon exercise of an Option until the date of the issuance of shares to the Optionee pursuant to such exercise. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         (b) Nothing contained in the Plan shall be construed as giving any Optionee, such Optionee's beneficiaries, or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person.

         (c) Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No Optionee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (d) The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

         (e) All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the law of conflicts. Titles and heading to articles in the Plan are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

         (f) The Company shall have the right to take such action as may be necessary in connection with any exercise of Options to satisfy any applicable obligation to withhold amounts pursuant to federal,
              state, or local tax law.   The Administrator  may  permit shares
              of Stock having an aggregate value equal to or less than the amount required to be withheld to be used to satisfy tax withholding requirements, and such shares shall be valued at the Fair market Value per Share as of the date of such exercise.

         (g) It is intended that the Options that may be granted and Stock issuable under the Plan will be registered under the Securities Act of 1933, as amended. At the time any shares of Stock are issued or transferred pursuant to the exercise of an Option, such shares will have been accepted for trading on the NASDAQ Stock Market.

                               FIRST AMENDMENT TO
                            MAVERICK TUBE CORPORATION
                           DIRECTOR STOCK OPTION PLAN


     THIS FIRST AMENDMENT TO MAVERICK TUBE CORPORATION DIRECTOR STOCK OPTION PLAN ("First Amendment") is adopted as of this 22nd day of October, 1996.

     WHEREAS, Maverick Tube Corporation, a Delaware corporation ("Maverick") has established the Maverick Tube Corporation Director Stock Option Plan (the "Plan") dated February 15, 1995;

     WHEREAS, Section 11 of the Plan provides, among other things, that the Board of Directors of Maverick (the "Board") may amend the Plan as it shall deem advisable and in the best interests of Maverick, subject to certain conditions; and
     WHEREAS, the Board believes that it would be in the best interest of Maverick to amend the Plan as provided herein.

         NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Paragraph (k) of Section 2 of the Plan is hereby amended by adding the following proviso before the period ending said paragraph (a), which proviso shall read as follows:

                  "; provided, however, that with respect to a director who has served as a director since the beginning of a fiscal year but first becomes an Eligible Director subsequent to the first business day after the annual meeting of the stockholders of the Company ensuing from the beginning of such fiscal year, the Option Date shall mean the first business day after such director becomes an Eligible Director."

     2. Paragraph (a) of Section 5 of the Plan is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(a)     For  fiscal  year  1996,  each  person  who is an
                  Eligible Director on an Option Date (commencing on the Option Date for 1996) shall receive an Option to acquire 2,000 shares of Stock at a per share purchase price equal to the Fair Market Value of the Stock on the Option Date; provided, however, that each person who has served as a director of Maverick since the beginning of fiscal year of 1996 and, subsequent to the annual meeting held in 1996 becomes an Eligible Director on or before October 31, 1996 shall receive Options to acquire 2,000 shares of Stock at a per share purchase price equal to the per share
                  Fair Market Value of the Stock on the applicable Option Date. In each subsequent fiscal year (commencing with fiscal year 1997), each person (i) who is an Eligible Director on the first business day after the annual meeting of the stockholders of the Company held in such fiscal year, or (ii) who has served as a director of Maverick since the beginning of such fiscal year and, subsequent to the annual meeting occurring in such fiscal year, becomes an Eligible Director on or before the end of such fiscal year, shall receive Options to acquire 3,750 shares of Stock at a per share purchase price equal to the per share Fair Market Value of the Stock on the applicable Option Date."

     3. Paragraph (a) of Section 4 of the Plan is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "(a)     Subject to the  provisions of Section 10 hereof,
                  a maximum of 100,000 shares of Stock may be issued pursuant to the exercise of Options granted under the Plan."

     4. This First Amendment shall be effective for fiscal year 1996 and all subsequent fiscal years of Maverick, and all references in the Plan to "the Plan" shall be deemed to include this First Amendment from and after the effectiveness hereof.

     IN WITNESS WHEREOF, this First Amendment has been duly executed by authority of the Board as of the day and year first above written.

                                          MAVERICK TUBE CORPORATION

                                             /s/ Gregg M. Eisenberg

                                          By:
                                          Title:  President and Chief
                                                  Executive Officer